UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Alliance Data Systems Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Alliance Data Systems Corporation
7500 Dallas Parkway, Suite 700
Plano, Texas 75024

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 7, 2011

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Securities and Exchange Commission rules permit us to make the proxy materials for the annual stockholders meeting available via the Internet. The proxy statement and annual report on Form 10-K for the year ended December 31, 2010 are available at www.proxyease.com/alliancedata/2011.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side of this Notice on or before May 20, 2011 to facilitate timely delivery. Please see the reverse side of this Notice to obtain proxy materials and voting instructions.

To the Stockholders of Alliance Data Systems Corporation

Notice is hereby given that the Annual Meeting of Stockholders of Alliance Data Systems Corporation will be held on June 7, 2011 at 8:30 a.m. EDT at Delamar Greenwich Harbor, 500 Steamboat Road, Greenwich, CT 06830 for the following purposes:

1.	Election of Directors
Nominees
01 Bruce K. Anderson 02 Roger H. Ballou 03 E. Linn Draper, Jr.
2.	Approval of executive compensation.
3.	Approval of the frequency of an advisory vote on executive compensation.
4.	To ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of Alliance Data Systems Corporation for 2011.

The Board of Directors recommends a vote FOR each of the listed nominees in proposal 1, FOR proposals 2 and 4 and in favor of 1 year on proposal 3.

NOTE: IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. MANAGEMENT PRESENTLY IS NOT AWARE OF ANY SUCH MATTERS TO BE PRESENTED FOR ACTION.

- - Before You Vote - -
How to Access the Proxy Materials

The following proxy materials are available to view or request:
- Proxy statement
- Annual report on Form 10-K for the year ended December 31, 2010

Internet
To view or to request a paper or e-mail copy of the proxy materials online, please go to www.proxyease.com/alliancedata/2011 and have the 11 digit control number (located below) available when you access the website.

Telephone	877-777-2857 Toll Free

E-Mail
To request a paper or e-mail copy of the proxy materials by e-mail, please send a blank e-mail to requests@proxyease.com with the company name and the 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting the proxy materials.

- -  How To Vote - -
Please Choose One of the Following Voting Methods

Vote By Internet
You may vote your shares when you view the proxy materials on the Internet. Please go to www.proxyease.com/alliancedata/2011 and follow the instructions. Have the 11 digit control number (located below) available when you access the website.

Vote In Person
Please refer to the meeting materials for any special requirements to attend the annual meeting and vote your shares in person. Please note that shares owned in the ADS Stock Fund of the Alliance Data Systems 401(k) and Retirement Savings Plan cannot be voted in person and explicit instruction must be provided to the trustee in order for the shares to be represented and voted at the annual meeting.

Vote By Mail	You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

CONTROL NO.